POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Sheldon Curtis, Marilyn K. Cranney and Barry Fink, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


             /s/ Charles A. Fiumefreddo
             -----------------------------
                 Charles A. Fiumefreddo

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that John R. Haire, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


            /s/ John R. Haire
         -----------------------
                John R. Haire

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


           /s/  Manuel H. Johnson
           --------------------------
                Manuel H. Johnson

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Paul Kolton, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart
M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


            /s/ Paul Kolton
            ----------------------
                Paul Kolton

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


            /s/ Michael E. Nugent
            -----------------------
                Michael E. Nugent

                     POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Jack F. Bennett, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


            /s/ Jack F. Bennett
            -----------------------
                Jack F. Bennett

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


            /s/ Edwin J. Garn
          ------------------------
                Edwin J. Garn

                     POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


            /s/ Michael Bozic
            ----------------------
                Michael Bozic

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that John L. Schroeder, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


         /s/ John L. Schroeder
         --------------------------
             John L. Schroeder

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Philip J. Purcell, whose signature appears below, constitutes and appoints Sheldon Curtis, Marilyn K. Cranney and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of DEAN WITTER INFORMATION FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: August 24, 1995


          /s/ Philip J. Purcell
          --------------------------
              Philip J. Purcell